                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                 ---------------



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of report (Date of earliest event reported):

                          APRIL 8, 2004 (APRIL 8, 2004)



                          MISSION RESOURCES CORPORATION
               (Exact Name of Registrant as Specified in Charter)



               DELAWARE                                000-09498                             76-0437769
     (State or Other Jurisdiction                     (Commission                           (IRS Employer
           of Incorporation)                          File Number)                       Identification No.)



                                   1331 LAMAR
                                   SUITE 1455
                            HOUSTON, TEXAS 77010-3039
              (Address and Zip Code of Principal Executive Offices)



                                 (713) 495-3000
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS AND REQUIRED REGULATION FD DISCLOSURE.

         On April 8, 2004, Mission Resources Corporation (the "Company") issued a press release, pursuant to Rule 135c under the Securities Act of 1933, announcing that it has completed its private offering of $130 million of 9 7/8% Senior Notes due 2011. A copy of this press release is being filed as an exhibit to this report and is incorporated herein by reference.

         On April 8, 2004, the Company issued a second press release announcing that it has entered into a new senior secured revolving credit facility with a syndicate of lenders led by Wells Fargo Bank, N.A., and has also entered into a new second lien term loan with a group of lenders arranged by Guggenheim Corporate Funding, LLC. A copy of this press release is being filed as an exhibit to this report and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of business acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  99.1     Press Release

                  99.2     Press Release

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MISSION RESOURCES CORPORATION


Date: April 8, 2004                   By:       /s/ Ann Kaesermann
                                          --------------------------------------
                                      Name:     Ann Kaesermann
                                      Title:    Vice President Accounting and
                                                Investor Relations, CAO Officer